                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 26, 2002



                               VISTA BANCORP, INC.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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

         NEW JERSEY                          0-21264                      22-2870972
         --------------------            -------------                ----------------
(State or other jurisdiction             (Commission                  (I.R.S. employer
of incorporation)                         file number)                  Id. No.)
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305 ROSEBERRY STREET, P.O. BOX 5360, PHILLIPSBURG, NEW JERSEY           08865
-------------------------------------------------------------        -----------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code:  (908) 859-9500



Former name or former address, if changed from last report:  Not Applicable.

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                               VISTA BANCORP, INC.
                                    FORM 8-K


Item 1.  CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable.


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.


Item 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.


Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable


Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On March 26, 2002, the Registrant issued a press release announcing that it was accelerating the payment of the second quarter dividend as a result of the pending merger with United National Bancorp.


Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

         99.1     Form of Press Release


Item 8. CHANGE IN FISCAL YEAR.

                  Not Applicable

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VISTA BANCORP, INC.
                                              -------------------
                                                 (Registrant)


Date:  March 26, 2002                         /s/ Barbara Harding
                                              ----------------------------------
                                              Barbara Harding, President and
                                              Chief Executive Officer

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                                  Exhibit 99.1
                                  ------------

                              Form of Press Release

                                               FOR IMMEDIATE RELEASE
                                               FOR FURTHER INFORMATION CONTACT:
                                               William F. Keefe, Exec. VP & CFO
                                               (908) 859-9539

                                               Jill A. Pursell, Vice President &
                                               Corp. Secretary
                                               (908) 859-9559


                   VISTA DECLARES DIVIDEND FOR SECOND QUARTER

         PHILLIPSBURG, NEW JERSEY, MARCH 26, 2002 --Vista Bancorp, Inc, (NASDAQ:VBNJ) declared a quarterly cash dividend of 16 cents per share for the second quarter. The payment of the second quarter dividend will be accelerated as planned due to the pending merger with United National Bancorp. The plans to merge were announced on November 20, 2001. The transaction is expected to be completed during the second quarter.
         The second quarter dividend is payable May 1, 2002 to shareholders of record at the close of business April 19, 2002.




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EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS DISCUSSED IN
THIS NEWS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, INCLUDING THE TIMELY AVAILABILITY AND ACCEPTANCE OF NEW PRODUCTS, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, THE MANAGEMENT OF GROWTH, AND
THE OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S SEC REPORTS, INCLUDING THE REPORT ON FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2001.
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